UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                            SCHEDULE 14C INFORMATION

 INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement.

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement.

                                  The KP Funds
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                  (Name of Registrant as Specified In Charter)
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[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

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     (4)  Date Filed:

          ______________________________________________________________________

                                  THE KP FUNDS
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                            KP LARGE CAP EQUITY FUND

        IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION
                                   STATEMENT

                   THE INFORMATION STATEMENT IS AVAILABLE AT
                        HTTP://WWW.KP-FUNDS.COM/DOWNLOAD

[XX], 2015

As a shareholder of the KP Large Cap Equity Fund (the "Fund"), a series of The KP Funds (the "Trust"), you are receiving this notice regarding the internet availability of an information statement (the "Information Statement") relating to the hiring of AQR Capital Management, LLC ("AQR") and PanAgora Asset Management, Inc. ("PanAgora") as sub-advisers to the Fund. This notice presents only an overview of the more complete Information Statement. We encourage you to review all of the important information contained in the Information Statement. The Information Statement is for informational purposes only and, as a shareholder of the Fund, you need not take any action.

SUMMARY OF INFORMATION STATEMENT

As discussed in greater detail in the Information Statement, at a meeting held on August 24, 2015, the Board of Trustees of the Trust (the "Board") approved
(1) an investment sub-advisory agreement between Callan Associates Inc. ("Callan"), the investment adviser to the Fund, and AQR, pursuant to which AQR serves as investment sub-adviser to the Fund; and (2) an investment sub-advisory agreement between Callan and PanAgora, pursuant to which PanAgora serves as investment sub-adviser to the Fund. The appointment of AQR and PanAgora became effective on September 10, 2015 when each began managing assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order that permits Callan to enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires Callan to furnish shareholders with information about the sub-advisers and the sub-advisory agreements. Accordingly, the purpose of the Information Statement is to furnish shareholders with detailed information about AQR, PanAgora and each new sub-advisory agreement.

You may print and view the full Information Statement on the internet at http://www.kp-funds.com/download. The Information Statement will be available on the website until at least March 31, 2016. To view and print the Information Statement, click on the link of the Information Statement in order to open the document. A paper or email copy of the Information Statement is available, free of charge, by contacting the Fund by telephone at 1-855-457-3637 or by mail at:
The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 until March 31, 2016. The Fund's most recent annual report and semi-annual report are available upon request, without charge, by contacting your financial intermediary, writing to the Fund c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 or calling 1-855-457-3637.

                                  THE KP FUNDS
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                            KP LARGE CAP EQUITY FUND

                             INFORMATION STATEMENT

                                   [XX] 2015

This information statement (the "Information Statement") is being made available to the shareholders of the KP Large Cap Equity Fund (the "Fund"), a series of The KP Funds (the "Trust"). This Information Statement relates to the approval by the Board of Trustees of the Trust (the "Board" or the "Trustees") of (1) an investment sub-advisory agreement between Callan Associates Inc. ("Callan"), the investment adviser to the Fund, and AQR Capital Management, LLC ("AQR"), pursuant to which AQR serves as investment sub-adviser to the Fund (the "AQR Sub-Advisory Agreement"); and (2) an investment sub-advisory agreement between Callan and PanAgora Asset Management, Inc. ("PanAgora" and, together with AQR, the "Sub-Advisers"), pursuant to which PanAgora serves as investment sub-adviser to the Fund (the "PanAgora Sub-Advisory Agreement" and, together with the AQR Sub-Advisory Agreement, the "New Sub-Advisory Agreements").

The U.S. Securities and Exchange Commission (the "SEC") has issued an exemptive order that permits Callan to enter into and materially amend sub-advisory agreements with the approval of the Board, but WITHOUT obtaining shareholder approval. A condition of this order requires Callan to furnish shareholders with information about AQR, PanAgora and the New Sub-Advisory Agreements.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

Callan is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Callan by the SEC on October 21, 2013 (the "Exemptive Order"), Callan employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the fund. The Exemptive Order exempts Callan and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows Callan, subject to Board approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Fund without a shareholder vote.

As described in more detail below, at its Board meeting held on August 24, 2015 (the "Meeting"), the Board approved (1) the appointment of AQR as an investment sub-adviser to the Fund and the AQR Sub-Advisory Agreement; and (2) the appointment of PanAgora as investment sub-adviser to the Fund and the PanAgora Sub-Advisory Agreement. The appointment of AQR and PanAgora became effective on September 10, 2015 when each began managing assets of the Fund. Before the appointment of AQR and PanAgora, the Fund had two investment sub-advisers who managed active strategies for the Fund ("active management sub-advisers"), with 60% of the Fund's assets under management equally divided among these active management sub-advisers. Additionally, 40% of the Fund's assets under management were passively managed by a different sub-adviser. With the appointment of AQR and PanAgora as additional active management sub-advisers, 80% of the Fund's assets under management will be equally weighted among active management sub-advisers, with each of the four active management sub-advisers, including both AQR and PanAgora, managing 20% of the Fund's assets under management. The remaining 20% of the Fund's assets under management will be passively managed. Callan may reallocate the Fund's assets among the sub-advisers in its discretion.

Callan requested that the Board appoint AQR and PanAgora as sub-advisers because Callan believed that the addition of their active large cap core strategies to the Fund's active large cap growth, active large cap value and passive large cap equity strategies had the potential to result in a better risk/return profile for the Fund.

The appointment of AQR and PanAgora as sub-advisers to the Fund was not expected to result in an increase to the Fund's expenses because the Fund's overall management fee was expected to remain the same. If Callan determines to hire new sub-advisers or reallocate the Fund's assets in the future, the Fund's expenses may increase.

THE BOARD'S CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS

At the Meeting, the Board, including a majority of the trustees who are not parties to either Sub-Advisory Agreement nor are considered "interested persons" (as such term is defined in the 1940 Act) of any party to either Sub-Advisory Agreement (the "Independent Trustees"), voting separately, unanimously approved the New Sub-Advisory Agreements. In considering the approval of the New Sub-Advisory Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; and (ii) the fees to be paid to the Sub-Advisers, as discussed in further detail below.

In preparation for the Meeting, the Trustees requested that Callan and the Sub-Advisers furnish information necessary to evaluate the terms of the New Sub-Advisory Agreements. The Trustees used this information, as well as other information that Callan, the Sub-Advisers and other service providers of the Fund presented or submitted to the Board at the Meeting, to help them decide whether to approve the New Sub-Advisory Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from Callan, the Sub-Advisers and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers;
(ii) the Sub-Advisers' investment management personnel; (iii) the Sub-Advisers' operations and financial condition; (iv) the Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund's proposed advisory fees to be paid to the Sub-Advisers and overall fees and operating expenses; (vi) the Sub-Advisers' compliance program, including a description of material compliance matters and material compliance violations;
(vii) the Sub-Advisers' policies on and compliance procedures for personal securities transactions; (viii) the Sub-Advisers' investment experience; (ix) Callan's rationale for recommending the Sub-Advisers; and (x) the Sub-Advisers' performance in managing similar accounts.

Representatives from Callan and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Meeting to help the Trustees evaluate the Sub-Advisers' services, fees and other aspects of the New Sub-Advisory Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and Callan and the Sub-Advisers.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers to the Fund, including the quality and continuity of the Sub-Advisers' portfolio management personnel, the resources of the Sub-Advisers and the Sub-Advisers' compliance history and compliance program. The Trustees reviewed the terms of the proposed New Sub-Advisory Agreements. The Trustees also reviewed the Sub-Advisers' proposed investment and risk management approaches for the Fund. The Trustees considered that Callan would supervise and monitor the performance of the Sub-Advisers. The most recent investment adviser registration forms ("Form ADV") for the Sub-Advisers were provided to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Sub-Advisers to the Fund.

The Trustees also considered other services to be provided to the Fund by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Sub-Advisers would be satisfactory.

     COSTS OF ADVISORY SERVICES

In considering the advisory fees payable to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Sub-Advisers. The Trustees also reviewed pro forma fee and expense information, as well as the management fees charged by the Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Trustees also considered that the fees payable to the Sub-Advisers would reflect arms-length negotiations between the Adviser and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers. The Board also considered the Sub-Advisers' commitment to managing the Fund.

Because the Sub-Advisers are new to the Fund and have not managed Fund assets, they did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers' investment performance with respect to the Fund, the Sub-Advisers' profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Fund grow, but will do so during future considerations of the New Sub-Advisory Agreements.

     APPROVAL OF THE NEW SUB-ADVISORY AGREEMENTS

Based on the Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees' counsel, unanimously concluded that the terms of the New Sub-Advisory Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Sub-Advisory Agreements for initial terms of two years. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

DESCRIPTION OF THE MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

The New Sub-Advisory Agreements are included as exhibits to this Information Statement. The terms of the New Sub-Advisory Agreements are the same in all material respects unless otherwise noted below. Set forth below is a summary of all material terms of the New Sub-Advisory Agreements. Although the summary below is qualified in its entirety by reference to the AQR Sub-Advisory Agreement included as Exhibit A and the PanAgora Sub-Advisory Agreement included as Exhibit B, shareholders should still read the summary below carefully.

     o    INVESTMENT ADVISORY SERVICES

Each Sub-Adviser is responsible for providing the following investment advisory services to the Fund under its New Sub-Advisory Agreement: (i) regularly providing the Fund with investment research, advice and supervision; (ii) continuously furnishing an investment program for the portion of the Fund's assets allocated to it by Callan; (iii) deciding what securities or instruments will be purchased, retained or sold with respect to the portion of the Fund's assets allocated to it; (iv) arranging for the purchase and the sale of securities or instruments held by the Fund by placing purchase and sale orders with brokers or dealers selected by the Sub-Adviser; (v) in its selection of brokers or dealers and the placing of orders, seeking the most favorable execution available under the circumstances; and (vi) providing Callan or the Board with periodic reports concerning the obligations the Sub-Adviser has assumed under its New Sub-Advisory Agreement as Callan or the Board may reasonably request. All services provided by a Sub-Adviser under its New Sub-Advisory Agreement are required to be performed in accordance with the Fund's registration statement, compliance policies and procedures, and governing documents, the instructions and directions of Callan and of the Board, and the requirements of the 1940 Act and other applicable laws.

     o    LIABILITY OF THE SUB-ADVISERS AND INDEMNIFICATION

The Sub-Adviser shall generally be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Fund's registration statement or as approved by the Board from time to time and provided to the Sub-Adviser; or (ii) the 1940 Act and the Internal Revenue Code of 1986, as amended (collectively, "Improper Investments").

Each Sub-Adviser has an obligation to indemnify and hold harmless the Trust, each affiliated person of the Trust as defined in the 1940 Act, and each person who controls the Trust as defined in the Securities Act of 1933, as amended (each an "Indemnified Party"), against any and all losses, claims, damages, expenses or liabilities (including reasonable counsel fees and other related expenses) arising out of or based upon: (i) a material breach by the Sub-Adviser of its New Sub-Advisory Agreement or of the representations and warranties made by the Sub-Adviser in its New Sub-Advisory Agreement; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact relating to the Sub-Adviser or the services it provides under its New-Subadvisory Agreement contained in any of the Fund's registration statement (including the summary prospectus, prospectus and statement of additional information), shareholder reports, other reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively, "Disclosure Documents"), or the omission or alleged omission from a Disclosure Document of a material fact relating to the Sub-Adviser or the services it provides under its New Sub-Advisory Agreement required to be stated therein or necessary to make the statements therein not misleading; or
(iv) the Sub-Adviser's performance or non-performance (with respect to AQR, material non-performance) of its duties under its New Sub-Advisory Agreement; provided, however, that nothing shall be deemed to protect any Indemnified Party (with respect to PanAgora who is a Trustee or officer of the Trust) against any liability to the Trust or its shareholders to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

     o    MAINTENANCE OF BOOKS AND RECORDS

Under each New Sub-Advisory Agreement, the applicable Sub-Adviser is required to maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by such Sub-Adviser as required by Rule 31a-1 under the 1940 Act (other than those records being maintained by Callan or the Fund's other service providers) relating to its responsibilities under the New Sub-Advisory Agreement, and shall preserve such records for the periods and in the manner prescribed by Rule 31a-2 under the 1940 Act.

     o    REPORTING OBLIGATION

Each Sub-Adviser has an obligation to provide the Trust's Chief Compliance Officer and Callan with quarterly compliance reports. Each Sub-Adviser also has an obligation to notify the Trust's Chief Compliance Officer and Callan as soon as reasonably practicable upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or Callan's policies, guidelines or procedures that directly relate to management of the portion of the Fund's assets allocated to it by Callan or to the sub-advisory services provided by the Sub-Adviser to the Fund. Each Sub-Adviser shall also notify Callan of changes in its investment strategy, asset allocation or other matters (including personnel changes) affecting its management of the Fund's assets.

     o    DURATION AND TERMINATION

Each New Sub-Advisory Agreement is scheduled to continue in effect for an initial two year term, and may be continued from year to year thereafter if approved by (a) a majority vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or (b) the vote of a majority of the outstanding voting securities of the Fund. Each New Sub-Advisory Agreement can be terminated (a) by the Trust, without the payment of any penalty, either (i) by vote of its Board or (ii) by the vote of a majority of the outstanding voting securities of the Fund, (b) by Callan at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the applicable Sub-Adviser, or (c) by the applicable Sub-Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to Callan.

     o    GOVERNING LAW

Each New Sub-Advisory Agreement is governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts.

INFORMATION ABOUT CALLAN

Callan Associates Inc., located at 600 Montgomery Street, Suite 800, San Francisco, CA 94111, currently serves as the investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and Callan dated December 18, 2013. As of September 30, 2015, Callan had approximately $10.28 billion in assets under management. As investment adviser, Callan manages the Fund pursuant to a manager-of-managers structure, whereby Callan has overall responsibility for the general management and day-to-day operations of the Fund, but has retained one or more investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. For these services, the Fund pays Callan an annual fee of 0.05% of its average daily net assets.

During the most recent fiscal year ended December 31, 2014, the Fund paid Callan advisory fees in the amount of $1,763,745. Callan did not waive any advisory fees during the most recent fiscal year ended December 31, 2014.

INFORMATION ABOUT AQR

AQR Capital Management, LLC, located at Two Greenwich Plaza, Greenwich, Connecticut 06830, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). AQR, a Delaware limited liability company, was founded in 1998 and is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings. As of September 30, 2015, AQR and its affiliates had approximately $135.3 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of AQR. The address of each principal executive officer and director is Two Greenwich Plaza, Greenwich, Connecticut 06830.

--------------------------------------------------------------------------------
NAME                            TITLE
--------------------------------------------------------------------------------
Clifford S. Asness              Managing and Founding Principal
--------------------------------------------------------------------------------
David G. Kabiller               Founding Principal
--------------------------------------------------------------------------------
John M. Liew                    Founding Principal
--------------------------------------------------------------------------------
Bradley D. Asness               Principal, Chief Legal Officer
--------------------------------------------------------------------------------
John B. Howard                  Principal, Chief Operating Officer, Chief
                                Financial Officer
--------------------------------------------------------------------------------
Brendan R. Kalb                 Managing Director, General Counsel
--------------------------------------------------------------------------------
H.J. Willcox                    Managing Director, Chief Compliance Officer
--------------------------------------------------------------------------------
Michele L. Aghassi              Principal
--------------------------------------------------------------------------------
Gregor M. Andrade               Principal
--------------------------------------------------------------------------------
Jeff Dunn                       Principal
--------------------------------------------------------------------------------
Andrea Frazzini                 Principal
--------------------------------------------------------------------------------
Jacques A. Friedman             Principal
--------------------------------------------------------------------------------
Jeremy M. Getson                Principal
--------------------------------------------------------------------------------
Marco Hanig                     Principal
--------------------------------------------------------------------------------
Brian K. Hurst                  Principal
--------------------------------------------------------------------------------
Antti Ilmanen                   Principal
--------------------------------------------------------------------------------
Ronen Israel                    Principal
--------------------------------------------------------------------------------
Michael A. Katz                 Principal
--------------------------------------------------------------------------------
Oktay Kurbanov                  Principal
--------------------------------------------------------------------------------
Stephen J. Mellas               Principal
--------------------------------------------------------------------------------
Michael A. Mendelson            Principal
--------------------------------------------------------------------------------
Tobias Moskowitz                Principal
--------------------------------------------------------------------------------
Lars N. Nielsen                 Principal
--------------------------------------------------------------------------------
Yao Hua Ooi                     Principal
--------------------------------------------------------------------------------
Christopher Palazzolo           Principal
--------------------------------------------------------------------------------
Lasse H. Pedersen               Principal
--------------------------------------------------------------------------------

AQR currently serves as investment sub-adviser to a portion of the assets of the following mutual fund and employs substantially similar investment strategies in managing the assets of such fund allocated to it as AQR will employ in managing the portion of the Fund's assets allocated to AQR.

--------------------------------------------------------------------------------
FUND NAME                                            APPROXIMATE FUND NET ASSETS
                                                      (AS OF OCTOBER 31, 2015)
--------------------------------------------------------------------------------
SEI Institutional Investments                              $2.155 billion
Trust Large Cap Fund
--------------------------------------------------------------------------------

INFORMATION ABOUT PANAGORA

PanAgora Asset Management, Inc., located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, is an investment adviser registered under the Advisers Act. PanAgora, a Delaware corporation, was founded in 1985 and is indirectly owned by Power Financial Corporation (through a series of subsidiaries, including Great West Lifeco Inc. and Putnam Investments, LLC) and by Nippon Life Insurance ("NLI") of Japan. Power Financial Corporation owns 80% of the voting shares, and NLI owns 20% of the voting shares. In addition, certain PanAgora employees own non-voting interests in PanAgora. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interest in PanAgora would be owned by PanAgora employees. As of September 30, 2015, PanAgora had approximately $37 billion in assets under management.

Listed below are the names and titles of each principal executive officer and director of PanAgora. The address of each principal executive officer and director is 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210.

--------------------------------------------------------------------------------
NAME                              TITLE
--------------------------------------------------------------------------------
Eric H. Sorensen                  President and Chief Executive Officer
--------------------------------------------------------------------------------
George Mussalli, CFA              Chief Investment
                                  Officer and Head of
                                  Research, Equity
--------------------------------------------------------------------------------
Edward Qian, Ph.D., CFA           Chief Investment Officer, Macro Strategies
                                  and Head of Multi Asset
--------------------------------------------------------------------------------
Robert Job, CFA                   Head of Business Development & Client
                                  Solutions
--------------------------------------------------------------------------------
Michael Turpin, CFA               Chief Operating Officer
--------------------------------------------------------------------------------
Bryan Belton, CFA                 Director, Multi Asset
--------------------------------------------------------------------------------

PanAgora currently does not advise any other mutual fund with a similar investment objective as the Fund.

ADDITIONAL INFORMATION

                   INFORMATION ABOUT OTHER SERVICE PROVIDERS

SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                              PAYMENT OF EXPENSES

The Fund will pay the expenses of the preparation, printing and mailing of this information statement.

                     COMMISSIONS PAID TO AFFILIATED BROKERS

During the Fund's most recently completed fiscal year ended December 31, 2014, the Fund did not pay any commissions to affiliated brokers.

                         BENEFICIAL OWNERSHIP OF SHARES

As of November 16, 2015, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of any class of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund's outstanding shares.

--------------------------------------------------------------------------------
NAME AND ADDRESS                NUMBER OF SHARES                PERCENT
--------------------------------------------------------------------------------
[XX]                                  [XX]                        [XX]%
--------------------------------------------------------------------------------

The information as to beneficial ownership is based on statements furnished to the Fund by the Trustees, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of the Fund's annual report dated December 31, 2014, which covers the period from January 10, 2014 (commencement of operations) to December 31, 2014, or semi-annual report dated June 30, 2015, which covers the period from January 1, 2015 to June 30, 2015, shareholders of the Fund may call 1-855-457-3637 or write to the Fund at: The KP Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19546.

SHAREHOLDERS SHARING THE SAME ADDRESS

If two or more shareholders share the same address, only one copy of this Information Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Information Statement to a shareholder at a shared address. Please call 1-855-457-3637 or forward a written request to The KP Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to
(1) receive a separate copy of this Information Statement; (2) receive your annual reports, semi-annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or information statements if you are currently receiving multiple copies at a shared address.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

                                 EXHIBIT INDEX

(A) Investment Sub-Advisory Agreement between Callan Associates Inc. and AQR Capital Management, LLC, relating to the KP Large Cap Equity Fund

(B) Investment Sub-Advisory Agreement between Callan Associates Inc. and PanAgora Asset Management, Inc., relating to the KP Large Cap Equity Fund

                                   EXHIBIT A

                             SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "Agreement") made as of this 8(th) day of September, 2015 by and between Callan Associates Inc., a California corporation with its principal place of business at 600 Montgomery Street, Suite 800, San Francisco, CA 94111-2710 (the "Adviser"), and AQR Capital Management, LLC a Delaware limited liability company with its principal place of business at Two Greenwich Plaza, Greenwich, CT 06830 (the "Sub-Adviser" or "AQR").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of THE KP FUNDS (the "Trust") on behalf of the series set forth on Schedule A to this Agreement (the "Fund") and pursuant to the provisions of the Investment Advisory Agreement dated as of December 18, 2013 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

1.        THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "Assets"), consistent with the investment objectives and policies of the Fund, as disclosed in the Fund's Registration Statement (as defined below), and any investment guidelines established and modified from time to time by the Adviser and communicated in writing to, and approved by, the Sub-Adviser. The Sub-Adviser shall determine, from time to time, what investments and/or instruments shall be purchased for the Fund and what such investments and/or instruments shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering Fund shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect as disclosed in the Fund's Registration Statement, and to any investment guidelines established by the Adviser as referred to above and provided to the Sub-Adviser in writing (collectively, "Fund Documentation and Policies"). To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including the authority to negotiate and execute with brokers, dealers, futures commission merchants ("FCM"), banks or other agents or counterparties (each, a "Broker"), in the name and on behalf of the Fund all agreements, instruments and other documents and to take all such other action which the Sub-Adviser considers necessary or advisable to carry out its duties hereunder Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; provided however, that the Sub-Adviser shall not be responsible or liable for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of the Fund's assets. Notwithstanding the foregoing or anything else contained in this Agreement, Sub-Adviser shall not be required to comply with any policy, guideline, procedures or instruction of the Trust or Adviser nor any amendment to, or any new policies, procedures or guidelines of the Trust or Adviser, until the Sub-Adviser has been notified of such in writing (which may include by email).

In order to meet margin or collateral requirements and pledge collateral in connection with futures, forwards and other derivative instruments, the Sub-Adviser may direct payments of cash, cash equivalents, and securities and other property into segregated accounts or FCM accounts established hereunder as the Sub-Adviser deems desirable or appropriate, provided that the Sub-Adviser's actions are in accordance with the terms of this Agreement, the 1940 Act and the rules and regulations thereunder. Such Brokers are authorized to act on instructions from the Sub-Adviser, including, but not limited to instructions with respect to transferring money, securities or other property between accounts held by such Broker or elsewhere on behalf of the Fund and to instruct the receipt or delivery of securities or property on behalf of the Fund. This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by the Adviser or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Sub-Adviser of such notice.

          (b) COMPLIANCE. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. With respect to the Fund Assets as defined in Section 1(a) herein, the Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing, subject to the terms and conditions of this Agreement. The Adviser acknowledges that the Sub-Adviser's responsibilities under this Agreement are limited to those related to the management of the Assets, and that the Sub-Adviser is not responsible for compliance, qualification or other matters under this Agreement related to those portions of the Fund which are not subject to this Agreement. The Adviser hereby agrees to promptly provide Sub-Adviser with the Fund Documentation and Policies, guidelines, policies and procedures of the Fund, Trust or Adviser applicable to the Sub-Adviser's duties and responsibilities hereunder, including any supplements or amendments thereto, prior to the implementation thereof.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust, in accordance with written policies and procedures adopted by the Sub-Adviser, subject to the ultimate authority of the Board or the Adviser to direct the Sub-Adviser with respect to voting a particular way on a particular proxy. Upon request, the Sub-Adviser shall provide the Adviser with a copy of its written proxy voting policies and procedures and as such may be amended from time to time. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Adviser and the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

Unless and until otherwise directed by the Adviser or the Board the Sub-Adviser shall be responsible for voting the Fund's proxies and exercising all other applicable rights of the Fund as a security holder in connection with corporate actions or other transactions relating to the Fund's portfolio holdings. The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "Fund Books and Records"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon reasonable request and shall be delivered to the Trust in a form agreed to by the Adviser and the Sub-Adviser, which may include an electronic format, upon the termination of this Agreement (provided that Sub-Adviser may maintain copies of the books and records for regulatory purposes) and shall be available without unreasonable delay during any day the Sub-Adviser is open for business.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall upon reasonable request provide reports regarding the Fund's holdings, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund requires a review to determine if a fair valuation is necessary pursuant to the policies and procedures of the Sub-Adviser used to determine the value of portfolio holdings. The Sub-Adviser agrees to provide upon reasonable request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time and upon reasonable request to review any current or proposed investment guidelines for the Fund and to consult with the Adviser with respect to the Fund's investment matters.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall require that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to reasonable requests for information from the Adviser and the Trust as to material violations of the Code by Access Persons (with non-public personal identification information redacted) and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall as soon as reasonably practicable notify the Adviser of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such reasonable periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement with respect to the Fund as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH OR SIGNIFICANT CHANGES / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser as soon as reasonably practicable upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies, as set forth in the Fund's Registration Statement, or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures that directly relate to management of Fund Assets or to the sub-advisory services provided by the Sub-Adviser to the Fund hereunder. The Sub-Adviser shall notify the Adviser as soon as reasonably practicable, but before implementation of (i) any material changes in its investment strategy, asset allocation or other matters affecting its management of the Fund's assets; or
(ii) any other circumstances that would reasonably be expected to materially effect its management of the Fund or have a materially adverse effect on the Sub-Adviser's performance of its obligations hereunder. The Sub-Adviser shall also notify the Adviser as soon as reasonably practicable of any significant change in staff members of the Sub-Adviser's organization as such term is hereinafter defined. For these purposes, a "staff member" will be the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Sub-Adviser and any portfolio manager named in the Fund's registration statement. In addition, upon request the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure as soon as reasonably practicable and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach, provided that such action does not cause Sub-Adviser to breach any legal, tax or regulatory requirement applicable to Sub-Adviser or the Fund. Upon reasonable request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements (which shall be limited to those financial statements or portions thereof of which the Sub-Adviser has direct knowledge as a result of the services provided hereunder) and disclosure controls pursuant to the Sarbanes-Oxley Act, provided that the content of such certifications relates only to the duties and obligations of the Sub-Adviser provided hereunder. The Sub-Adviser will as soon as reasonably practicable, but in no event sooner than it is legally able to do so, notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) (ii) the Sub-Adviser is served or otherwise receives notice from a court or regulatory agency regarding the Sub-Adviser's violation of the federal or state securities laws or (iii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews), to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report required by the 1940 Act, 1933 Act or 1934 Act, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto. Sub-Adviser shall not be responsible for the preparation or filing of any regulatory filings and/or reports required of the Trust, any Fund or the Adviser by any governmental or regulatory agency (including self-regulatory organizations) except as expressly agreed in writing by the Sub-Adviser.

          (d) TRANSACTION INFORMATION. Upon reasonable request, the Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          (e) Notwithstanding any provision to the contrary contained in this Agreement, the Sub-Adviser shall not be required to fulfill any request made by the Adviser, Fund, Board or Trust for reports (including the format thereof) or information regarding the Fund, Sub-Adviser and/or services provided under this Agreement unless Sub-Adviser has been given a reasonable amount of time to compile such requested report or information (as applicable) and providing such information or reporting will not cause (i) the Sub-Adviser to breach any legal, tax or regulatory requirement applicable to it; and/or (ii) any loss, damage, liability or competitive disadvantage to any other fund or account managed by Sub-Adviser with a similar investment strategy.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities or instruments for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for a Fund best execution pursuant to the Sub-Adviser's best execution policy, which has been provided to the Adviser. It is expected that the Sub-Adviser will seek competitive commission rates generally although it is understood that the Sub-Adviser will not necessarily pay the lowest commission rate available on each transaction. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers if the Sub-Adviser determines, in good faith, that such amount of commissions is reasonable in relation to the value of such brokerage or research services provided in terms of a particular Fund transaction or the Sub-Adviser's overall responsibilities to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. This practice is subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security or instrument to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities or instruments to be sold or purchased. In such event, the Sub-Adviser will allocate securities or instruments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution as described in Section 4(b) above; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund. The Sub-Adviser is authorized, as agent of the Fund, to give instructions to the custodian with respect to the Fund in order to carry out its duties under this Agreement, including with respect to delivery of securities and other investments and payments of cash for the account of the Fundo. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund's assets.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's, the Trust's or the Adviser's expenses, including, without limitation: (i) brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; (ii) interest and taxes; and (iii) custodian fees and expenses.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Adviser, Trust and Fund with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part II as most recently updated and will, promptly after filing any material amendment to Part IIA of its Form ADV with the Commission, furnish a copy of such amendment to the Adviser. The information contained in the Sub-Adviser's Form ADV as of the date of filing is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. Upon reasonable request of the Adviser, the Sub-Adviser will review and provide comments on portions of the following Fund documents related solely to descriptions of the Sub-Adviser and the investment strategy or strategies the Sub-Adviser provides to the Assets hereunder ("AQR Disclosures"): (i) Registration Statement (including summary prospectus, prospectus and statement of additional information), (ii) annual and semi-annual shareholder reports to shareholders, as filed on Form N-CSR, and (iii) other reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and (iv) advertising and sales material relating to the Fund (collectively the "Disclosure Documents"). The Sub-Adviser represents and warrants that the AQR Disclosures contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading, provided such statement or omission was made in reliance upon information furnished by Sub-Adviser, Sub-Adviser was given a reasonable amount of time to review the AQR Disclosures prior to its filing, dissemination or use, and any material comments to the AQR Disclosures provided by Sub-Adviser to Adviser, the Trust or the Fund were included in the AQR Disclosures verbatim. For the avoidance of doubt, Sub-Adviser shall not be liable for any failure of Fund Documents to comply with FINRA regulations.

          (d) USE OF THE NAMES "KP" AND "CALLAN." The Sub-Adviser has the right to use the names "KP" and "Callan" solely in connection with its services to the Trust (including, but not limited to, the use of such names and/or logos which merely refer in accurate terms to the appointment of Sub-Adviser hereunder or which are required by any state or local regulatory or governmental agency or body, including, without limitation, the Commission, the Commodity Futures Trading Commission ("CFTC"), National Futures Association ("NFA") or any other self-regulatory organization of which Sub-Adviser is a member). The Trust and the Adviser have the right to use the name "AQR" solely for the purpose of identifying AQR as sub-adviser to a Fund in the Registration Statement or other marketing or promotional materials of a Fund, and only for so long as this Agreement is in effect. Neither party, as of the date hereof, is aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the other party to use its name as described and allowed for herein.

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide written notice to the Adviser as soon as reasonably practicable (i) of any material decreases in amounts of insurance coverage; or (ii) of any material claims made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with the Sub-Adviser's fiduciary duties under applicable law.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in accordance with the Sub-Adviser's fiduciary duties under applicable law including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund. The services of the Sub-Adviser hereunder are not to be deemed exclusive and nothing in this Agreement shall limit or restrict the right of Sub-Adviser or any of its affiliates, partners, officers, or employees to engage in any other business or to devote his or her time and attention to the management or other aspects of any business, whether of a similar or a dissimilar nature, or limit or restrict Sub-Adviser's right to engage in any other business or to render services of any kind to any other fund, account (including proprietary accounts), corporation, firm, individual, or association. Sub-Adviser acts as adviser to other clients and may, subject to compliance with its fiduciary obligations, give advice, and take action, with respect to any of those which may differ from the advice given, or the timing or nature of action taken, with respect to the Fund. Subject to its fiduciary obligation to the Fund, Sub-Adviser shall have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security which Sub-Adviser, its principals, affiliates or employees may purchase or sell for themselves or for any other clients.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. SUB-ADVISER'S COMPENSATION. The Adviser shall cause the Fund to pay the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund. The Adviser hereby represents that it has been delegated authority by the Fund to cause the Fund to make proper payments to the Sub-Adviser as required under this Agreement.

          The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          9. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          10. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

          This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          11. DURATION AND TERMINATION.

          This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(d) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          12. CERTAIN DEFINITIONS. FOR THE PURPOSES OF THIS AGREEMENT:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

           (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          13. LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any direct investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser ("Investment Guidelines); or (ii) applicable law, including but not limited to the 1940 Act and the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code) (the investments described in this subsection (b) collectively are referred to as "Improper Investments").

           (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of
Section 15 of the 1933 Act (any such person, an "Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon:
(i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact applicable to the Sub-Adviser contained in an AQR Disclosure or the omission or alleged omission from an AQR Disclosure of a material fact applicable to the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading, provided such statement or omission was made in reliance upon information furnished by Sub-Adviser, Sub-Adviser was given a reasonable amount of time to review the AQR Disclosure prior to its filing, dissemination or use, and any material comments to such AQR Disclosure provided by Sub-Adviser to Adviser, the Trust or the Fund were included in such AQR Disclosure verbatim, or (iv) material non-performance of its duties hereunder; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          (e) The Adviser shall indemnify and hold harmless the Sub-Adviser, each affiliated person of the Sub-Adviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act (any such person, a "Sub-Adviser Indemnified Party") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or the representations and warranties made by the Adviser herein; (ii) a violation of applicable law by the Adviser; (iii) any action or omission taken by any other sub-adviser to the Fund; (iv) any action or omission taken by Sub-Adviser in accordance with an instruction or direction provided by Adviser; and (v) any willful misfeasance, bad faith, or gross negligence in the performance or non-performance of its obligations and duties under this Agreement by the Adviser or any of the Adviser's officers, directors, employees, or agents; provided, however, that the Adviser's obligations hereunder shall be reduced to the extent that the claims against, or the losses, damages or liabilities experienced by the Sub-Adviser Indemnified Party, are caused by or are otherwise directly or indirectly related to the Sub-Adviser Indemnified Party's, or any officer, director, employee, agent, representative or service provider of any of the Sub-Adviser Indemnified Party's, own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

          14. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          15. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities, except as permitted under applicable laws or as permitted under the Trust's Certificate of Trust and Agreement and Declaration of Trust. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

The parties hereby agree that the duties, responsibilities and obligations of the Sub-Adviser hereunder only relate to the Assets and the Sub-Adviser shall not be responsible or liable with respect to any other assets of the Fund or Trust.

          16. CHANGE IN THE ADVISER'S OWNERSHIP. To the extent permitted by applicable law and regulations, the Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) within a reasonable time prior to such change being effected.

          17. CONFIDENTIAL RELATIONSHIP. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation or
(ii) with respect to disclosure to a party's officers, directors, employees, professional advisers or service providers ("Representatives") that need to know such information solely in connection with the performance of such party's duties and obligations under this Agreement. The foregoing shall not apply to any information that is public when provided or thereafter becomes public, unless the party receiving the information knows or reasonably should have known that the information became public as a result of a wrongful or illegal act. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential. The Sub-Adviser retains all rights in and to any of its proprietary investment models, strategies and approaches used by or on behalf of the Fund and any models, strategies or approaches based upon or derived from them.

          18. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          19. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          20. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          21. NOTICES. All notices hereunder shall be given in writing (and shall be deemed to have been duly given) by delivery in person, by facsimile or by electronic means (with corresponding personal, facsimile or electronic receipt of such delivery), or by registered or certified mail (with return receipt requested), or by reputable overnight delivery service (with evidence of receipt to the parties), at the address of each as set forth below (or at such other address, number or electronic address for a party as shall be specified by like notice):

If to the Sub-Adviser, to:

AQR Capital Management, LLC
Two Greenwich Plaza
Greenwich, CT 06830
Attention: Nicole DonVito, Senior Counsel & Head of Registered Products
Facsimile: 203-742-3315
EMAIL: nicole.donvito@aqr.com
Telephone: 203-742-3815

If to the Adviser, to:

Callan Associates Inc.
1900 16th Street, Suite 1175
Denver, CO 80202
Attention: Michael T. Bell, Vice President, Trust Advisory Group
Facsimile: 303.832.8230
EMAIL: bell@callan.com
Telephone: 303.226.6201

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CALLAN ASSOCIATES INC.

By: /s/ Gregory C. Allen
-----------------------------------------------------
Name: Gregory C. Allen
Title: President and Director of Research

AQR CAPITAL MANAGEMENT, LLC

By: /s/ Nicole Donvito
-----------------------------------------------------
Name: Nicole DonVito
Title: Senior Counsel & Head of Registered Products

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                        DATED SEPTEMBER 8, 2015 BETWEEN
                             CALLAN ASSOCIATES INC.
                                      AND
                          AQR CAPITAL MANAGEMENT, LLC

Each Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at the annual rate below based on the average daily net assets of the respective portion of the Fund (or "Assets" as defined in this Agreement) as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

--------------------------------------------------------------------------------
FUND                                                               RATE
--------------------------------------------------------------------------------
KP Large Cap Equity Fund -- Active Broad                           [REDACTED]
Strategy I
--------------------------------------------------------------------------------

                                   EXHIBIT B

                             SUB-ADVISORY AGREEMENT

          SUB-ADVISORY AGREEMENT (the "AGREEMENT") made as of this 31st day of August, 2015 by and between Callan Associates Inc., a California corporation with its principal place of business at 600 Montgomery Street, Suite 800, San Francisco, CA 94111-2710 (the "ADVISER"), and PanAgora Asset Management, Inc. a Delaware corporation with its principal place of business at 470 Atlantic Avenue, 8(th) floor, Boston, MA 02110 (the "SUB-ADVISER").

                              W I T N E S S E T H

          WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "BOARD") of THE KP FUNDS (the "TRUST") on behalf of the series set forth on SCHEDULE A to this Agreement (the "FUND") and pursuant to the provisions of the Investment Advisory Agreement dated as of December 18, 2013 between the Adviser and the Fund (the "MANAGEMENT AGREEMENT"), the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

          1. THE SUB-ADVISER'S SERVICES.

          (a) DISCRETIONARY INVESTMENT MANAGEMENT SERVICES. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser (the "ASSETS"), consistent with the investment objectives and policies of the Fund and any investment guidelines established and modified from time to time by the Adviser and communicated in writing to the Sub-Adviser. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust's Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "REGISTRATION STATEMENT") under the Investment Company Act of 1940, as amended (the "1940 ACT"), and under the Securities Act of 1933, as amended (the "1933 ACT"), covering Fund shares, as filed with the Securities and Exchange Commission (the "COMMISSION"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and to any investment guidelines established by the Adviser as referred to above and provided to the Sub-Adviser in writing. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct; PROVIDED however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected upon written instructions from the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's Assets or to otherwise exercise its right to control the overall management of the Fund's Assets.

          (b) COMPLIANCE. With respect to the services contemplated in this Agreement, the Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Commodity Exchange Act and the respective rules and regulations thereunder, each as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. With respect to the Fund Assets as defined in Section 1(a) herein, the Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and applicable procedures approved by the Board or the Adviser and provided to the Sub-Adviser in writing The Adviser will use commercially reasonable efforts to provide the Sub-Adviser with 7 days' advance written notice of any (i) change in a Fund's investment objective, policies or restrictions; (ii) any change to the Trust's Agreement and Declaration of Trust or By-Laws; and (iii) any material change to the Trust's compliance policies and procedures. Notwithstanding the above notice provision, (i) the Adviser may, in its sole discretion, establish a compliance date for such changes that is less than 7 days after notice to the Sub-Adviser; and (ii) the Sub-Adviser shall use commercially reasonable efforts to comply with such changes upon the date established by the Adviser in the written notice. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "CODE"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure the compliance with the foregoing. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing. The Sub-Adviser will not advise or take any action on behalf of the Fund in any contemplated or actual legal proceedings, including, but not limited to, bankruptcies, tax reclaims or class actions, involving the issuers of securities held or formerly held as part or all of the Assets. The Adviser acknowledges that the Sub-Adviser's responsibilities are limited to those related to the management of the Assets, and that the Sub-Adviser is not responsible for compliance, qualification or other matters related to those portions of the Fund which are not subject to this Agreement.

          Notwithstanding the foregoing, the Adviser acknowledges that the Sub-Adviser does not have access to all of the Fund's books and records necessary to perform certain compliance testing and that the Sub-Adviser's responsibilities are limited to those related to the portion of the Fund's assets managed by the Sub-Adviser. To the extent that the

Sub-Adviser has agreed to perform the services specified in this Agreement (including certain compliance testing), the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund's books and records related to the portion of the Fund's assets managed by the Sub-Adviser, and upon written instructions and information received from the Fund or the Adviser. The Adviser has informed the Sub-Adviser and the Sub-Adviser acknowledges that the Adviser currently has no publicly traded affiliates and that there are no brokers or underwriters affiliated with the Adviser for reporting transactions under the applicable provisions of the 1940 Act and the Adviser agrees to promptly notify the Sub-Adviser in writing of any change in the foregoing.

          (c) PROXY VOTING. Pursuant to Board authority, the Adviser has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Adviser may delegate the authority and responsibility to vote proxies for the Fund's securities to the Sub-Adviser. So long as proxy voting authority for the Fund has been delegated to the Sub-Adviser, the Adviser shall provide such assistance to the Sub-Adviser with respect to the voting of proxies for the Fund as the Sub-Adviser may from time to time reasonably request, and the Adviser shall promptly forward to the Sub-Adviser any information or documents necessary for the Sub-Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall carry out such responsibility in accordance with any written instructions that the Board or the Adviser shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Sub-Adviser shall provide the Adviser with a copy of its written proxy voting policies and procedures and as such may be amended from time to time. The Sub-Adviser shall provide periodic reports and keep such records relating to proxy voting as the Adviser and the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

          Unless and until otherwise directed in writing by the Adviser or the Board the Sub-Adviser shall be responsible for voting the Fund's proxies and exercising all other applicable rights of the Fund as a security holder in connection with corporate actions or other transactions relating to the Fund's portfolio holdings. The Sub-Adviser is authorized to instruct the Fund's custodian and/or broker(s) to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of a Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Fund's custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Fund's custodian and/or broker(s) to provide any assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Trust acknowledges that the Sub-Adviser, consistent with the Sub-Adviser's written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser's discretion, refraining from voting would be in the best interests of the Fund and its shareholders.

          (d) RECORDKEEPING. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Trust or its Board the information required to be supplied under this Agreement.

          The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, or any administrator custodian or transfer agent appointed by the
Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the "FUND BOOKS AND RECORDS"). The Fund Books and Records shall be available to the Adviser and the Board at any time upon request and shall be delivered to the Trust in a form agreed upon by the Adviser and the Sub-Adviser, which may include an electronic format, upon the termination of this Agreement and shall be available without delay during any day the Sub-Adviser is open for business upon the Fund's or the Adviser's reasonable request. Nothing herein shall prevent the Sub-Adviser from maintaining its own records as required by law, which may be a duplication of the Fund's records.

          (e) HOLDINGS INFORMATION AND PRICING. The Sub-Adviser shall provide regular reports regarding the Assets, and may, on its own initiative, furnish the Adviser, the Trust and its Board from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser and the Board promptly if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser, Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings that are part of the Assets for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Trust's net asset value in accordance with procedures and methods established by the Board.

          (f) COOPERATION WITH AGENTS OF THE ADVISER AND THE TRUST. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust and any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Adviser and the Trust with respect to such information regarding the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time as reasonably requested by the Adviser to review any current or proposed investment guidelines for the Fund and to consult with the Adviser with respect to the Fund's investment matters.

          (g) CONSULTATION WITH OTHER SUB-ADVISERS. In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the policies and procedures of the Fund. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the assets managed by the Sub-Adviser.

          2. CODE OF ETHICS. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Adviser and the Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all material respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Trust with (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Adviser and the Trust's Board. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall notify the Adviser and the Trust as soon as reasonably practicable of any material violation of the Code, whether or not such violation relates to a security held by any Fund.

          3. INFORMATION AND REPORTING. The Sub-Adviser shall provide the Adviser, the Trust, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Adviser and the Trust may from time to time reasonably request.

          (a) NOTIFICATION OF BREACH OR SIGNIFICANT CHANGES / COMPLIANCE REPORTS. The Sub-Adviser shall notify the Trust's Chief Compliance Officer and Adviser as soon as reasonably practicable upon detection of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund's or the Adviser's policies, guidelines or procedures that directly relate to management of Fund Assets or to the sub-advisory services provided by the Sub-Adviser to the Fund hereunder. The Sub-Adviser shall notify the Adviser as soon as possible of (i) any significant changes in its investment strategy, asset allocation or other matters affecting its management of the Fund's assets; or (ii) any changes to the senior investment management personnel primarily responsible for the investment or servicing of the Fund's assets which include portfolio managers and relationship managers. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund's compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures as applicable to the Sub-Adviser's obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board and/or the Adviser may reasonably request in connection with any such breach. Upon reasonable request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws to the extent that the action would affect the Sub-Adviser's ability to service the Fund or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

          (b) INSPECTION. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser reasonably available for compliance audits by the Adviser or the Trust's officers, employees, accountants or counsel; in this regard, the Trust and the Adviser acknowledge that the Sub-Adviser shall have no obligation to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

          (c) BOARD AND FILINGS INFORMATION. The Sub-Adviser will also provide the Adviser and Trust with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the Commission. As reasonably requested, the Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

          (d) TRANSACTION INFORMATION. The Sub-Adviser shall furnish to the Adviser and the Trust such information concerning portfolio transactions entered into by the Sub-Adviser on behalf of the Fund as may be necessary to enable the Adviser, Trust or their designated agents to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser and the Trust may, in their sole discretion, reasonably determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser,

Trust or their designated agents in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.

          4. BROKERAGE.

          (a) PRINCIPAL TRANSACTIONS. In connection with purchases or sales of securities for the account of a Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

          (b) PLACEMENT OF ORDERS. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for a Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, subject to the other provisions of this paragraph, the Sub-Adviser is directed at all times to seek for a Fund the best execution available under the circumstances, taking into account factors such as price, size of order and type of transaction, difficulty of execution, scope and quality of brokerage services provided and the financial responsibility and operations of the broker. It is expected that the Sub-Adviser will seek competitive commission rates generally although it is understood that the Sub-Adviser will not necessarily pay the lowest commission rate available on each transaction. It is also understood that it may be desirable for the Fund that the Sub-Adviser have access to brokerage and research services provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, consistent with section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers if the Sub-Adviser determines, in good faith, that such amount of commissions is reasonable in relation to the value of such brokerage or research services provided in terms of a particular Fund transaction or the Sub-Adviser's overall responsibilities to the Fund and its other clients, and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. This practice is subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients. The Sub-Adviser shall not be responsible for any acts or omissions by any such brokers or dealers; PROVIDED that the Sub-Adviser is not negligent in the selection of such brokers or dealers.

          (c) AGGREGATED TRANSACTIONS. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients under the circumstances.

          (d) AFFILIATED BROKERS. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for a Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in a Fund's current Registration Statement; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (e) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from a Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

          (e) The Sub-Adviser also is hereby authorized to instruct the Fund custodian with respect to any collateral management activities in connection with any derivatives transactions. The Adviser agrees, upon reasonable request, to provide the Sub-Adviser with tax information, governing documents, and such other reasonable information or documentation concerning the Funds necessary to allow the Sub-Adviser to trade any financial instrument under any trading agreements executed by the Adviser.

          5. CUSTODY. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

          6. ALLOCATION OF CHARGES AND EXPENSES. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for a Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

          7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SUB-ADVISER.

          (a) PROPERLY REGISTERED. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

          (b) ADV DISCLOSURE. The Sub-Adviser has provided the Trust with a copy of Part I of its Form ADV as most recently filed with the Commission and its Part 2 as most recently updated and will, promptly after filing any amendment to its Form ADV with the Commission or updating its Part 2, furnish a copy of such amendments or updates to the Trust. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          (c) FUND DISCLOSURE DOCUMENTS. The Sub-Adviser has reviewed and will in the future review, the portions of the following documents that pertain to the Sub-Adviser and the services provided by the Sub-Adviser hereunder: the Registration Statement, summary prospectus, prospectus, statement of additional information, periodic reports to shareholders, proxy statements, reports and schedules filed with the Commission (including any amendment, supplement or sticker to any of the foregoing) and advertising and sales material relating to the Fund (collectively the "DISCLOSURE DOCUMENTS"). The Sub-Adviser represents and warrants that such portions of the Disclosure Documents relating to the Sub-Adviser contain or will contain no untrue statement of any material fact and do not and will not omit any statement of material fact required to be stated therein or necessary to make the statements therein not misleading.

          (d) USE OF THE NAMES "KP" AND "CALLAN." The Sub-Adviser has the right to use the names "KP" and "Callan" solely in connection with its services to the Trust and the Trust and the Adviser have the right to use the name "PanAgora" solely in connection with the management and operation of a Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name "PanAgora."

          (e) INSURANCE. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

          (f) NO DETRIMENTAL AGREEMENT. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Sub-Adviser with respect to its selection of securities for a Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

          (g) CONFLICTS. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including requiring any of its personnel with knowledge of Fund activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.

          (h) REPRESENTATIONS. The representations and warranties in this
Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

          8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ADVISER. The Adviser represents and warrants to the Sub-Adviser as follows:

          (a) The Adviser is registered as an investment adviser under the Advisers Act.

          (b) The Adviser is duly organized and validly existing under its jurisdiction of organization with the power to own and possess its assets and carry on its business as it is now being conducted.

          (c) The execution, delivery and performance of the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the Adviser believes that the execution, delivery and performance by the Adviser of this Agreement does not contravene or constitute a default under:
(i) any provision of applicable law, rule or regulation; (ii) the Adviser's governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

          (d) The Adviser acknowledges that it has received a copy of the Sub-Adviser's Form ADV prior to the execution of this Agreement.

          (e) During the term of this Agreement, the Adviser shall furnish to the Sub-Adviser Disclosure Documents, at a reasonable time prior to the use thereof Unless otherwise specified by the Adviser, the Sub-adviser shall have 7 calendar days to review such Disclosure Documents, and the Adviser agrees not to use any such Disclosure Documents until the Sub-Adviser has reviewed such Disclosure Documents and any comments have been addressed to the Sub-Adviser's reasonable satisfaction within 7 business days. If requested by the Adviser, with respect to any such Disclosure Documents requiring urgent or expedited review, the Sub-Adviser agrees to work with the Adviser to provide such review within a timeframe of less than 7 business days. Disclosure Documents which have been previously approved or those that only refer to Sub-Adviser's name or logo are not subject to such prior approval provided the Adviser shall ensure that such materials are consistent with those which were previously approved by the Sub-Adviser.

          (f) The Adviser agrees that neither the Trust, the Adviser, nor affiliated persons of the Trust or the Adviser shall, except with the prior written permission of the Sub-Adviser, give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser other than the information or representations contained in the Disclosure Documents, as they may be amended or supplemented from time to time.

          (g) The Adviser will continue to be registered in accordance with
(a), above, for so long as this Agreement remains in effect; is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; and will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the

Adviser from serving as investment adviser of a registered investment company pursuant to Section 9(a) of the 1940 Act.

          (h) To the extent that the Fund engages in derivative trading, the Assets may not be posted as margin or collateral by any other sub-adviser to the Fund to meet margin and collateral obligations of the Fund not related to the Assets.

          (i) The Trust is a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB.

          9. SUB-ADVISER'S COMPENSATION. The Adviser shall cause the Fund to pay the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by the Fund.

         The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

          10. INDEPENDENT CONTRACTOR AND NON-EXCLUSIVITY. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

          11. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; PROVIDED that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.

         This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

          12. DURATION AND TERMINATION.

           This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(d) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:

          (a) The Trust may cause this Agreement to terminate either (i) by vote of its Board or (ii) with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or

          (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser; or

          (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

          (d) This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; PROVIDED, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and

          (e) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

           In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as agreed to by the Adviser and the Sub-Adviser, which may include electronic means, shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser.

          13. CERTAIN DEFINITIONS. For the purposes of this Agreement:

          (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

          14. LIABILITY OF THE SUB-ADVISER.

          (a) The Sub-Adviser shall exercise reasonable care in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Sub-Adviser shall not be liable for any operations of the Fund except as provided in this Agreement, including without limitation that the Sub-Adviser shall not be liable for the acts or omissions of any other sub-adviser or with respect to assets of the Fund other than the Assets hereunder. The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of statements in the Fund's Disclosure Documents that are applicable to or relate to the Sub-Adviser or to the services provided by the Sub-Adviser under this Agreement.

          (b) The Sub-Adviser shall be liable to the Fund for any loss (including transaction costs) incurred by the Fund as a result of any investment made by the Sub-Adviser in contravention of: (i) any investment policy, guideline or restriction set forth in the Registration Statement or as approved by the Board from time to time and provided to the Sub-Adviser in writing pursuant to Section 1(b) herein; or (ii) the 1940 Act, the Code (including but not limited to the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code due to the Sub-Adviser's failure to comply with Section 1(b) herein) unless acting at the direction of the Adviser, ERISA, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act, as amended, or any other applicable law known to the Sub-Advisor or of which any reasonable U.S. registered investment adviser should be aware (the investments described in this subsection (b) collectively are referred to as "IMPROPER INVESTMENTS").

          (c) The Sub-Adviser shall indemnify and hold harmless the Trust, each affiliated person of the Trust within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Trust within the meaning of Section 15 of the 1933 Act (any such person, an "INDEMNIFIED PARTY") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Sub-Adviser of this Agreement or of the representations and warranties made by the Sub-Adviser herein; (ii) any Improper Investment; (iii) any untrue statement or alleged untrue statement of a material fact applicable to the Sub-Adviser contained in any Disclosure

Document or the omission or alleged omission from a Disclosure Document of a material fact applicable to the Sub-Adviser required to be stated therein or necessary to make the statements therein not misleading; or (iv) the Sub-Adviser's performance or nonperformance of its duties hereunder; PROVIDED, however, that nothing herein shall be deemed to protect any Indemnified Party who is a Trustee or officer of the Trust against any liability to the Trust or to its shareholders to which such Indemnified Party would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

          (d) The Adviser shall indemnify and hold harmless the Sub-Adviser, each affiliated person of the Sub-Adviser within the meaning of Section 2(a)(3) of the 1940 Act, and each person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act ( any such person, a "SUB-ADVISER INDEMNIFIED PARTY") against any and all losses, claims, damages, expenses or liabilities (including the reasonable cost of investigating and defending any alleged loss, claim, damage, expense or liability and reasonable counsel fees incurred in connection therewith) to which any such person may become subject under the 1933 Act, the 1934 Act, the 1940 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon: (i) a material breach by the Adviser of this Agreement or the representations and warranties made by the Adviser herein; or (ii) the Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its obligations and duties under this Agreement; PROVIDED however, that the Adviser's obligations hereunder shall be reduced to the extent that the claims against, or the losses, damages or liabilities experienced by the Sub-Adviser Indemnified Party, are caused by or are otherwise directly or indirectly related to the Sub-Adviser Indemnified Party's own willful misfeasance, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

          15. CONFIDENTIAL RELATIONSHIP.

          (a) Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except (i) as required by law, rule or regulation or (ii) with respect to disclosure to a party's officers, directors, employees, professional advisers or service providers ("REPRESENTATIVES") that need to know such information solely in connection with the performance of such party's duties and obligations under this Agreement. The foregoing shall not apply to any information that is public when provided or thereafter becomes public, unless the party receiving the information knows or reasonably should have known that the information became public as a result of a wrongful or illegal act. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential. The Sub-Adviser retains all rights in and to any of its proprietary investment models, strategies and approaches used by or on behalf of the Fund and any models, strategies or approaches based upon or derived from them.

          (b) The Sub-Adviser acknowledges that the Adviser is obligated under the terms of a separate agreement (or agreements) to provide reporting and other consulting services to certain benefit plan investors in the Fund and their advisers and sponsors (together, "PLAN INVESTORS") related to, among other things, the management, operation, performance and investment guidelines of the Fund and the performance of the Sub-Adviser. The Sub-Adviser agrees that, in performing such services, the Adviser is permitted to disclose information regarding the Trust, the Fund, or the Sub-Adviser as is necessary pursuant to agreements in place with the Plan Investors (and subject to confidentiality clauses contained in such agreements), regardless of whether such information is considered confidential by the Sub-Adviser.

          16. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

          17. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

          18. CHANGE IN THE ADVISER'S OWNERSHIP. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.

          19. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Massachusetts, with respect to any dispute under this Agreement.

          20. PARAGRAPH HEADINGS. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

          21. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          22. NOTICES. All notices hereunder shall be given in writing (and shall be deemed to have been duly given) by delivery in person, by facsimile or by electronic means (with corresponding personal, facsimile or electronic receipt of such delivery), or by registered or certified mail (with return receipt requested), or by reputable overnight delivery service (with evidence of receipt to the parties), at the address of each as set forth below (or at such other address, number or electronic address for a party as shall be specified by like notice):

If to the Sub-Adviser, to:

PanAgora Asset Management, Inc.
Address:   470 Atlantic Avenue, 8(th) floor
           Boston, MA 02210
Attention: Compliance Officer
Facsimile: (617) 790-2628
Email:     complianceofficer@panagora.com
Telephone: (617) 439-6350

If to the Adviser, to:

Callan Associates Inc.
1660 Wynkoop Street, Suite 950
Denver, CO 80202
Attention: Michael T. Bell, Vice President, Trust Advisory Group
Facsimile: 303.832.8230
EMAIL: bell@callan.com
Telephone: 303.226.6201

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

CALLAN ASSOCIATES INC.

By: /s/ Gregory C. Allen
------------------------------------------
Name: Gregory C. Allen
Title: President and Director of Research

PANAGORA ASSET MANAGEMENT, INC.

By: /s/ Louis X. Iglesias
------------------------------------------
Name: Louis X. Iglesias
Title: Chief Compliance Officer

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                         DATED AUGUST 31, 2015 BETWEEN
                             CALLAN ASSOCIATES INC.
                                      AND
                        PANAGORA ASSET MANAGEMENT, INC.

Each Fund will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective portion of the Fund (or "ASSETS" as defined in this Agreement) as may be allocated by the Adviser to the Sub-Adviser from time to time under the following fee schedule:

--------------------------------------------------------------------------------
FUND                                                             RATE
--------------------------------------------------------------------------------
KP Large Cap Equity Fund - Dynamic Large Cap                     [REDACTED]
Core Strategy
--------------------------------------------------------------------------------